UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

Telkonet, Inc.

(Name of Registrant as Specified in its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT	April 29, 2016

Dear Fellow Stockholder:

On behalf of the Board of Directors, you are cordially invited to attend Telkonet’s 2016 Annual Meeting of Stockholders. The annual meeting will be held on June 27, 2016 at 1:00 p.m., local time, at Telkonet, Inc., 20800 Swenson Dr. Suite 175, Waukesha, WI 53186.

The Board is recommending a highly qualified and experienced slate of five nominees for election at the annual meeting, each of whom is currently serving as a director of Telkonet. At the annual meeting, you also will be asked to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm; approve an amendment to our Amended and Restated Articles of Incorporation; and approve, on an advisory basis, the compensation of our named officers. You will find information regarding these matters in the accompanying notice of annual meeting of stockholders and proxy statement.

Whether or not you plan to attend the annual meeting, it is very important that your shares be represented. The Board urges you to read the accompanying proxy statement carefully and to submit your proxy “FOR” the Board’s nominees, and in accordance with the Board’s recommendations on the other proposals. Please submit your proxy over the Internet, by telephone or fax, or complete, date, sign and return your GREEN proxy card as soon as possible. No postage need be affixed if you use the enclosed postage-paid envelope and it is mailed in the United States. Further instructions on how to submit your proxy are provided on the GREEN proxy card and also are contained in the accompanying notice of annual meeting and proxy statement. Submitting your proxy by any of these methods will not affect your right to attend the annual meeting and vote in person if you wish to do so.

Mr. Peter Kross (“Mr. Kross”) has notified Telkonet that he intends to propose three alternative director nominees for election at the annual meeting to replace a majority of the Company’s Board. You may receive solicitation materials from Mr. Kross seeking your proxy to vote for Mr. Kross’ nominees, including a proxy statement and a white proxy card. Telkonet is not responsible for the accuracy of any information provided by or relating to Mr. Kross or his nominees. AFTER DUE CONSIDERATION,  OUR BOARD OF DIRECTORS DOES NOT ENDORSE ANY OF MR. KROSS’ NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE ON THE GREEN PROXY CARD “FOR” EACH OF THE NOMINEES PROPOSED BY THE BOARD.

OUR BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SUBMIT ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, MR. KROSS.  If you have already submitted a white proxy card sent to you by, or on behalf of, Mr. Kross, you can revoke that proxy and vote for our Board’s nominees by submitting another proxy over the Internet, by telephone or fax, or by completing, dating, signing and returning your GREEN proxy card in the postage-paid envelope provided. Only your last-dated proxy will count.

Only holders of record of Telkonet’s common stock, par value $0.001 per share, Telkonet’s Series A Preferred Stock, par value $0.001 per share, and Telkonet’s Series B Preferred Stock, par value $0.001 per share, at the close of business on April 18, 2016, the record date, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the annual meeting. We are mailing this proxy statement and a form of proxy on or about April 29, 2016 to those stockholders who have indicated a preference to receive paper copies.

Our proxy statement and GREEN proxy card are enclosed along with our Annual Report on Form 10-K for the year ended December 31, 2015, which is being provided as our Annual Report to Stockholders. These materials are also available on the following website at https://www.iproxydirect.com/TKOI. If you have any questions about the annual meeting, or require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the GREEN proxy card, please contact Investor Relations at ir@telkonet.com or call 414-223-0473. If your broker or other nominee holds your shares, you also should call your broker or other nominee for additional information.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN THE ENCLOSED GREEN PROXY CARD

Our Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Jason L. Tienor
Chief Executive Officer

TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

414-223-0473

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 29, 2016

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Telkonet, Inc., a Utah corporation (the “Company”), will be held on June 27, 2016 at 1:00 p.m., local time, at the offices of Telkonet, Inc., 20800 Swenson Dr., Suite 175, Waukesha, WI 53186 for the following purposes:

1.	To elect five (5) directors to the Company’s Board of Directors, each to serve until the Company’s next Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016;
3.	To approve an amendment to our Amended and Restated Articles of Incorporation to effect, at the discretion of our Board of Directors, a reverse stock split of our common stock, par value $0.001 per share, at any time prior to next year’s Annual Meeting of Stockholders by a ratio of not less than 1-for-10 and not more than 1-for-50, with the specific ratio, timing and terms to be determined by our Board of Directors. The amendment will not be implemented unless the Board of Directors determines that to do so is in the best interests of the Company and its stockholders;
4.	To provide a non-binding advisory approval of the compensation of our named executive officers; and
5.	To transact such other business as may properly come before the Meeting.

Only holders of record of the Company’s common stock, par value $0.001 per share, the Company’s Series A Preferred Stock, par value $0.001 per share, and the Company’s Series B Preferred Stock, par value $0.001 per share, at the close of business on April 18, 2016, the record date, are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, THE BOARD URGES YOU TO READ THE PROXY STATEMENT AND SUBMIT A PROXY FOR YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR FAX, OR COMPLETE, DATE, SIGN AND RETURN YOUR GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

If you sign, date and mail your GREEN proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” each of the nominees for director, “FOR” the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016, “FOR” the approval of an amendment to our Amended and Restated Articles of Incorporation to effect, at the discretion of our Board of Directors, a reverse stock split of our common stock, “FOR” the non-binding advisory approval of the compensation of our named executive officers, and in the discretion of management on any other matter which may properly come before the Meeting. If you do attend the Meeting and wish to vote in person, you may withdraw your proxy and vote in person. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

You will NOT be able to vote your shares with respect to the election of directors, the amendment to the Amended and Restated Articles of Incorporation or the non-binding advisory approval of the compensation of our named executive officers if you hold your shares in street name and have not provided instructions to your broker.  We strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Mr. Peter Kross (“Mr. Kross”) has notified Telkonet that he intends to propose three alternative director nominees for election at the annual meeting to replace a majority of the Company’s Board of Directors. You may receive solicitation materials from Mr. Kross seeking your proxy to vote for Mr. Kross’ nominees, including a proxy statement and a white proxy card. AFTER DUE CONSIDERATION, THE BOARD DOES NOT ENDORSE ANY OF MR. KROSS’ NOMINEES AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON THE ENCLOSED GREEN PROXY CARD, AND URGES YOU NOT TO SUBMIT ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, MR. KROSS.  If you already have submitted a white proxy card sent to you by, or on behalf of, Mr. Kross, you can revoke that proxy by submitting another proxy over the Internet, by telephone or fax, or by completing, dating, signing and returning your GREEN proxy card in the postage-paid envelope provided. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting as described in the accompanying proxy statement.

Telkonet is not responsible for the accuracy of any information contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Mr. Kross or any other statements that Mr. Kross otherwise may make. Mr. Kross determines which Telkonet stockholders will receive his proxy solicitation materials.

On behalf of the Board of Directors:
Richard E. Mushrush
Secretary

Your Vote Is Very Important, No Matter How Many or How Few Shares You Own

If you have questions about the annual meeting, or require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the GREEN proxy card, please contact Investor Relations at ir@telkonet.com or call 414-223-0473.

If your broker or other nominee holds your shares, you also should call your broker or other nominee for additional information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 PRESENTED IN THIS PROXY STATEMENT.

YOU CAN VOTE IN ONE OF FIVE WAYS:

(1)	Visit the website noted on your GREEN proxy card to vote via the Internet;
(2)	Vote by telephone at the number noted on your GREEN proxy card;
(3)	Fax a copy of your completed GREEN proxy card to the number noted on your GREEN proxy card;
(4)	Sign, date and return your GREEN proxy card in the enclosed postage-paid envelope to vote by mail; OR
(5)	Attend the Meeting and vote in person.

IMPORTANT

Your Board urges you NOT to submit any proxy card sent to you by, or on behalf of, Mr. Kross, who has notified the company that he intends to put forth his own slate of nominees. If you already have submitted Mr. Kross’ white proxy card, you have every legal right to change your vote by submitting a new proxy to vote “FOR” the election of each of the Board’s nominees today. You may submit your proxy in favor of election of the Board’s nominees over the Internet, by telephone or fax, or by completing, dating, signing and returning your GREEN proxy card in the postage-paid envelope provided.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by Telkonet, Inc. (“Telkonet” or the “Company”), on behalf of the Board of Directors (the “Board”), for the 2016 Annual Meeting of Stockholders (the “Meeting”) which will take place on Monday, June 27, 2016, at 1:00 p.m., local time, at the offices of Telkonet, Inc., 20800 Swenson Dr., Suite 175, Waukesha, WI 53186. This proxy statement and the related GREEN proxy card are first being distributed to stockholders on or about April 29, 2016. In this proxy statement, “Telkonet”, “Company”, “we”, “us” and “our” refer to Telkonet, Inc.

Whether or not you plan to attend the meeting in person, it is very important that your shares be represented. The Board unanimously recommends that you vote:

•	“FOR” the election of all five (5) of the Board’s director nominees as described in Proposal No. 1
•	“FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016 as described in Proposal No. 2
•	“FOR” approval of an amendment to our Amended and Restated Articles of Incorporation to effect, at the discretion of our Board, a reverse stock split of our common stock, par value $0.001 per share, at any time prior to next year’s Annual Meeting of Stockholders by a ratio of not less than 1-for-10 and not more than 1-for-50, with the specific ratio, timing and terms to be determined by our Board of Directors. The amendment will not be implemented unless the Board determines that to do so is in the best interests of the Company and its stockholders, as described in Proposal No. 3
•	“FOR” approval on an advisory basis, of the compensation of Telkonet’s named executive officers as disclosed in this proxy statement, as described in Proposal No. 4

You may vote your shares using any one of the following methods:

•	Submit your proxy or voting instructions over the Internet using the instructions included in the GREEN proxy card or, to the extent applicable, in the GREEN voting instruction card you receive from your broker or other nominee through which you hold your shares
•	Submit your proxy or voting instructions by telephone using the instructions included in the GREEN proxy card or GREEN voting instruction card
•	Fax a copy of your completed GREEN proxy card using the instructions included in the GREEN proxy card or GREEN voting instruction card
•	Complete and return a written GREEN proxy card or GREEN voting instruction card
•	Attend and vote at the meeting in person

Internet, telephone, and fax submission of proxies are available 24 hours a day, and, if you use one of those methods, you do not need to return a proxy card. Unless you are planning to vote at the Meeting in person, your proxy must be received by 11:59 p.m., Eastern Time, on Sunday, June 26, 2016. Even if you submit your proxy or voting instructions by one of the first four methods listed above, you still may vote at the Meeting in person if you are the record holder of your shares or, if you hold your shares through a broker or other nominee, you obtain a “legal proxy” from the record holder. Your vote at the Meeting will constitute a revocation of your earlier proxy or voting instructions.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Attendance at the Meeting will not, in and of itself, revoke a proxy. Proxies may be revoked by:

•	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
•	Voting again at a later date (but prior to the Meeting) on the Internet or by telephone or fax;
•	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
•	Attending the Meeting and voting in person.

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Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.

If the Meeting is postponed or adjourned, proxies given pursuant to this solicitation will be utilized at any subsequent reconvening of the Meeting, except for any proxies that previously have been revoked or withdrawn effectively, and notwithstanding that proxies may have been effectively voted on the same or any other matter previously.

Only holders of record of our common stock, par value $0.001 per share (“common stock”), holders of record of our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and holders of record of our Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) at the close of business on April 18, 2016, the record date (the “Record Date”), are entitled to notice of and to vote at the Meeting, and at any postponements or adjournments thereof. Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as-converted basis together with holders of our common stock as a single class in connection with each of the proposals in this proxy statement. Each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting; each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Meeting; and each share of Series B Preferred Stock is entitled to 38,461 votes on all matters to be voted on at the Meeting. At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock and Series B Preferred Stock each on an as-converted basis, representing an aggregate of 4,663,586 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  Broker non-votes occur when a nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner.

Stockholders who hold Telkonet capital stock through a broker or other nominee will receive proxy materials and a GREEN voting instruction card, either electronically or by mail, before the Meeting. You may provide your broker or other nominee with specific voting instructions by completing and returning the GREEN voting instruction card or by following the instructions provided to you by your broker or other nominee. Unless you provide your broker or other nominee with specific voting instructions by completing and returning the GREEN voting instruction card or by following the instructions provided to you to submit your voting instructions over the Internet or by telephone or fax:

•	If or when your broker or other nominee holding your shares provides you with proxy materials both from Telkonet and Mr. Peter Kross (“Mr. Kross”), your broker or other nominee will not be permitted to vote on your behalf on any of the annual meeting proposals; and
•	If or when your broker or other nominee holding your shares provides you with proxy materials only from Telkonet and not from Mr. Kross, your broker or other nominee will be permitted to vote on your behalf only with respect to Proposal 2.

Therefore, for your vote to be counted, you will need to communicate your voting decisions to your broker or other nominee before the date of the Meeting or obtain a “legal proxy” from your broker or other nominee to vote your shares at the Meeting.

This proxy statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2015, are also available on the following website at https://www.iproxydirect.com/TKOI.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

The following briefly answers some questions you may have regarding these proxy materials and the annual meeting. The following may not address all questions that may be important to you as a Telkonet stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?
A:	You are receiving these proxy materials in connection with the solicitation of proxies by Telkonet, on behalf of the Board, for the 2016 Annual Meeting of Stockholders, which will take place on Monday, June 27, 2016, at 1:00 p.m., local time, at the offices of Telkonet, Inc., 20800 Swenson Dr., Suite 175, Waukesha, WI 53186. As a stockholder as of the close of business on April 18, 2016, you are entitled to, and are urged to, vote your shares on the proposals described in this proxy statement, and are invited to attend the annual meeting in person.

Q:	What information is contained in these materials?
A:	The information included in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, the compensation of the company’s most highly paid executive officers and its directors, and other required information. This proxy statement is accompanied by Telkonet’s year ended December 31, 2015 annual report to stockholders.

Q:	What proposals will be voted on at the Meeting?
A:	Stockholders will vote on four proposals at the Meeting:

•	Proposal No. 1 – For the election of five (5) nominees to our Board of Directors, each to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

•	Proposal No. 2 – For ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016.

•	Proposal No. 3 – For approval of an amendment to our Amended and Restated Articles of Incorporation to effect, at the discretion of our Board of Directors, a reverse stock split of our common stock, par value $0.001 per share, at any time prior to next year’s Annual Meeting of Stockholders by a ratio of not less than 1-for-10 and not more than 1-for-50, with the specific ratio, timing and terms to be determined by our Board of Directors. The amendment will not be implemented unless the Board of Directors determines that to do so is in the best interests of the Company and its stockholders.

•	Proposal No. 4 – To provide a non-binding advisory approval of the compensation of our named executive officers.

Q:	How does the Board recommend that I vote on these proposals?
A:	The Board recommends that you vote your shares:

•	“FOR” the election of all five (5) of the Board’s director nominees as described in Proposal No. 1

•	“FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016 as described in Proposal No. 2

•	“FOR” approval of an amendment to our Amended and Restated Articles of Incorporation to effect, at the discretion of our Board of Directors, a reverse stock split of our common stock, par value $0.001 per share, at any time prior to next year’s Annual Meeting of Stockholders by a ratio of not less than 1-for-10 and not more than 1-for-50, with the specific ratio, timing and terms to be determined by our Board of Directors. The amendment will not be implemented unless the Board of Directors determines that to do so is in the best interests of the Company and its stockholders, as described in Proposal No. 3

•	“FOR” approval on an advisory basis, of the compensation of Telkonet’s named executive officers as disclosed in this proxy statement, as described in Proposal No. 4

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Q:	Has Telkonet been notified that any stockholders intend to propose their own director nominees at the Meeting in opposition to the Board’s nominees?
A:

Yes. Mr. Kross has notified Telkonet that he intends to propose three alternative director nominees for election at the Meeting to replace a majority of the Company’s Board. You may receive solicitation materials from Mr. Kross, including a separate proxy statement and white proxy card, seeking your proxy to vote for Mr. Kross’ nominees. The Board urges you NOT to submit the white proxy card sent to you by, or on behalf of, Mr. Kross, or any other proxy cards sent to you by, or on behalf of, Mr. Kross.

The Board is recommending a highly qualified and experienced slate of five (5) nominees for election at the Meeting, each of whom currently is serving as a director of Telkonet. Accordingly, the Board unanimously recommends that you vote “FOR” the election of each of the Board’s five (5) nominees by using the GREEN proxy card accompanying this proxy statement or by submitting a proxy over the Internet or by telephone or fax.

Telkonet is not responsible for the accuracy of any information contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Mr. Kross or any other statements that Mr. Kross otherwise may make. Mr. Kross determines which Telkonet stockholders will receive his proxy solicitation materials.

Q:	Who is entitled to vote?
A:	Only holders of record of our common stock and holders of record of our Series A and Series B Preferred Stock at the close of business on April 18, 2016, the Record Date, are entitled to vote shares held by such stockholders on that date at the Meeting.

Q:	How many votes do I have?
A:	On each matter to be voted upon, each share of common stock is entitled to one vote, each share of Series A Preferred Stock is entitled to 13,774 votes and each share of Series B Preferred Stock is entitled to 38,461 votes.

Q:	How many shares were outstanding on the Record Date?
A:	At the close of business on April 18, 2016, the Record Date, there were 136,929,976 shares outstanding (including our Series A Preferred Stock and our Series B Preferred Stock on an as-converted basis, representing an aggregate of 4,663,586 shares of common stock for such purposes).

Q:	What is a “quorum” for purposes of the Meeting?
A:

In order to conduct business at the Meeting, a quorum of stockholders is necessary to hold a valid meeting. Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as-converted to common basis together with holders of our common stock as a single class in connection with each of the proposals contained in this proxy statement. At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock on an as-converted basis and our Series B Preferred Stock on an as-converted basis, representing an aggregate of 4,663,586 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business. At the close of business on the Record Date, there were 136,929,979 shares outstanding and entitled to vote (counting our Series A Preferred Stock on an as-converted basis and our Series B Preferred Stock on an as-converted basis, representing an aggregate of 4,663,586 shares of common stock for such purposes) and, accordingly, the presence, in person or by proxy, of at least 68,464,989 shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Meeting in person or represented by proxy may adjourn the Meeting to another date.

Q:	How many directors may I vote for?
A:	Stockholders may vote for up to five (5) nominees for director. The Board recommends that you vote “FOR” all five (5) of the Board’s nominees for director.

4

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?
A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares depends on how you hold your shares:

•	Stockholders of Record – If you hold shares directly in your name on records maintained by Telkonet’s transfer agent, you are considered the “stockholder of record” with respect to those shares, and these proxy materials, including the GREEN proxy card, have been sent directly to you by Telkonet.

•	Beneficial Owners – If your shares are held through a broker or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee along with a GREEN voting instruction card. You may use the GREEN voting instruction card to direct your broker or other nominee on how to vote your shares, using one of the methods described on the GREEN voting instruction card.

Q:	May I attend the Meeting? What do I need for admission?
A:	To attend the Meeting in person, you will need to present an account statement showing your ownership of Telkonet capital stock as of the Record Date, as well as proper photo identification. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Meeting. Please refer to the back cover of this proxy statement for directions to the Meeting location.

Q:	How can I vote my shares in person at the Meeting?
A:

If you hold shares of Telkonet stock as the stockholder of record, you have the right to vote those shares in person at the Meeting. If you choose to do so, you can vote using the ballot provided at the Meeting or by submitting at the Meeting the GREEN proxy card enclosed with these proxy materials.

If you hold shares of Telkonet capital stock in street name as a beneficial owner, you are invited to attend the Meeting, but you may not vote your shares in person at the Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares, giving you the right to vote the shares at the Meeting using the ballot provided at the Meeting.

Even if you plan to attend the Meeting, you should submit a proxy for your shares in advance as described in the answer to the question immediately below so that your vote will be counted if you later decide not to attend the Meeting.

Q:	How can I vote my shares without attending the Meeting?
A:

Even if you plan to attend the Meeting, you should submit a proxy for your shares in advance so that your vote will be counted if you later decide not to attend the Meeting. You may submit a proxy in advance using any of the following methods:

•	Vote By Internet: If you are a stockholder of record, you can submit a proxy over the Internet by logging on to the website listed on the GREEN proxy card, entering your control number located on the GREEN proxy card and submitting a proxy by following the on-screen prompts. If you are a beneficial owner, and if the broker or other nominee that holds your shares offers Internet voting, you will receive instructions from the broker or other nominee that you must follow in order to submit your proxy over the Internet.

•	Vote By Telephone: If you are a stockholder of record, you can submit a proxy by telephone by calling the toll-free number listed on the GREEN proxy card, entering your control number located on the GREEN proxy card and following the prompts. If you are a beneficial owner, and if the broker or other nominee that holds your shares offers telephone voting, you will receive instructions from the broker or other nominee that you must follow in order to submit a proxy by telephone.

•	Vote By Fax: If you are a stockholder of record, you can submit a proxy by fax by faxing a copy of your completed GREEN proxy card to the number listed on your GREEN proxy card. If you are a beneficial owner, and if the broker or other nominee that holds your shares offers fax voting, you will receive instructions from the broker or other nominee that you must follow in order to submit a proxy by fax.

•	Vote By Mail: If you are a stockholder of record, you can submit a proxy by completing, dating, signing and returning your GREEN proxy card in the postage-paid envelope provided. You should sign your name exactly as it appears on the GREEN proxy card. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), please indicate your name and title or capacity. If you are a beneficial owner, you have the right to direct your broker or other nominee on how to vote your shares, and the broker or other nominee is required to vote your shares in accordance with your instructions. To provide instructions to your broker or other nominee by mail, please complete, date, sign and return your GREEN voting instruction card in the postage-paid envelope provided by your broker or other nominee.

Your vote is important. The Board urges you to submit a proxy for your shares as soon as possible by following the instructions provided on the enclosed GREEN proxy card or the GREEN voting instruction card you receive from your broker or other nominee. Internet, telephone, and fax submission of proxies is available 24 hours a day, and, if you use one of those methods, you do not need to return a proxy card. Unless you are planning to vote at the meeting in person, your proxy must be received by 11:59 p.m., Eastern Time, on Sunday, June 26, 2016. Even if you submit your proxy or voting instructions by one of the methods listed above, you still may vote at the meeting in person if you are the record holder of your shares or, if you are a beneficial owner, you obtain a “legal proxy” from the record holder. Your vote at the meeting will constitute a revocation of your earlier proxy or voting instructions.

5

Q:	What does it mean if I receive more than one GREEN proxy card or GREEN voting instruction card?
A:

If your shares are held in more than one account, you will receive a GREEN proxy card or GREEN voting instruction card for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy over the Internet, by telephone or fax, or by completing, dating, signing and returning your GREEN proxy card or GREEN voting instruction card in the postage-paid envelope provided.

In addition, to ensure that stockholders have the Company’s latest proxy information and materials to vote, the Board may conduct multiple mailings before the date of the Meeting and, as a result, you may receive more than one copy of the GREEN proxy card or GREEN voting instruction card regardless of whether you have previously submitted your proxy or voting instructions. Whether or not you plan to attend the Meeting in person, you are urged to submit your proxy over the Internet, by telephone or fax, or by completing, dating, signing and returning your GREEN proxy card or GREEN voting instruction card in the postage-paid envelope provided. Only the last-dated proxy card or voting instruction card you submit will be counted.

Q:	What should I do if I receive a proxy or voting instruction card sent from, or on behalf of, Mr. Peter Kross?
A:

Mr. Kross has notified Telkonet of his intention to propose three alternative director nominees for election at the Meeting and replace a majority of the Company’s Board. You may receive proxy solicitation materials from Mr. Kross seeking your proxy to vote for Mr. Kross’ nominees, including an opposition proxy statement and a white proxy card. THE BOARD URGES YOU NOT TO SUBMIT ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, MR. KROSS. Instead, please disregard any proxy card sent to you by, or on behalf of, Mr. Kross, or on behalf of anyone other than Telkonet. If you already have submitted the white proxy card sent to you by, or on behalf of, Mr. Kross, you can revoke that proxy by submitting another proxy over the Internet, by telephone or fax, or by completing, dating, signing and returning your GREEN proxy card in the postage-paid envelope provided.

If you submit a proxy card provided by Mr. Kross to “WITHHOLD” authority to vote your shares with respect to any of Mr. Kross’ nominees, that submission will NOT cause your shares to be counted as a vote “FOR” any of the Board’s nominees. Instead, it will result in the revocation of any previous proxy you may have submitted using the company’s GREEN proxy card or submitted over the Internet or by telephone or fax.

Q:	How will my shares be voted if I do not provide specific voting instructions in the GREEN proxy card that I submit?
A:	If you submit a GREEN proxy card but do not indicate any voting instructions, your shares will be voted “FOR” Proposal 1 (Election of Five Directors), “FOR” Proposal 2 (Ratification of Independent Accountant), “FOR” Proposal 3 (Amendment to Articles of Incorporation), and “FOR” Proposal 4 (Advisory Vote to Approve Named Executive Officer Compensation). If any other business properly comes before the stockholders for a vote at the Meeting, or any adjournment or postponement of the Meeting, your shares will be voted according to the discretion of the holders of the proxy.

Q:	Can I change my vote or revoke my proxy?

A.	Yes. You may change your vote or revoke your proxy at any time before the proxy is exercised. Proxies may be revoked by:

	•	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;

	•	Voting again at a later date (but prior to the Meeting) on the Internet or by telephone or fax;

	•	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or

	•	Attending the Meeting and voting in person.

The submission of a later-dated proxy card will revoke any proxy you previously may have submitted. Accordingly, if you already have submitted the white proxy card sent to you by, or on behalf of, Mr. Kross, you can revoke that proxy by submitting another proxy over the Internet, by telephone or fax, or by completing, dating, signing and returning the enclosed GREEN proxy card in the postage-paid envelope provided. Similarly, submitting a white proxy card provided by Mr. Kross will revoke proxies you have previously submitted over the Internet, by telephone or fax, or by using Telkonet’s GREEN proxy card. If you submit the white proxy card provided by Mr. Kross to “WITHHOLD” authority to vote your shares with respect to any of Mr. Kross’ nominees, that submission will NOT cause your shares to be counted as a vote “FOR” any of the Board’s nominees. Instead, it will result in the revocation of any previous proxy you may have submitted using the company’s GREEN proxy card or submitted over the Internet or by telephone or fax.

THE BOARD URGES YOU NOT TO SUBMIT ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, MR. PETER KROSS.

6

Q:	What vote is required to approve each of the proposals?
A:

Election of Directors (Proposal 1): A plurality voting standard will apply to the election of directors at the Meeting. Under the plurality voting standard, the five nominees for election to the Board who receive the highest number of affirmative (“FOR”) votes will be elected as directors. For more information regarding the voting provisions, see “Proposal 1 — Election of Five Directors.”

Other Proposals (Proposals 2, 3, and 4): Approval of (1) the proposal to ratify the appointment of BDO USA, LLP as Telkonet’s independent registered public accounting firm for the year ending December 31, 2016, (2) the proposal to allow the Board to file an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of our common stock; and (3) the proposal to approve, on an advisory basis, the compensation of Telkonet’s named executive officers each requires the affirmative vote of holders of a majority of the shares of stock present or represented by proxy at the meeting and entitled to vote on the proposal.

Q:	What effect do withhold votes, abstentions and broker non-votes have on the proposals?
A:

Withhold Votes: With a plurality voting standard applying to the election of directors at the Meeting, stockholders will be able to cast only “FOR” or “WITHHOLD” votes in the election of directors, and the five nominees receiving the most “FOR” votes will be elected as directors. In that case, withhold votes will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Meeting, but will not be counted in determining the outcome of the election of directors. The GREEN proxy card provides you with the ability to submit a proxy to vote “FOR” all of the Board’s nominees or “WITHHOLD” with respect to all of the Board’s nominees, and also enables you to submit a proxy to vote “FOR” or “WITHHOLD” with respect to each nominee individually by selecting the appropriate boxes appearing beside the nominee’s name on the GREEN proxy card.

Abstentions: With a plurality voting standard applying to the election of directors at the Meeting, stockholders will not be able to abstain from voting in the election of directors. For the other three proposals, abstentions will have the same effect as a vote against the proposal. Abstentions will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Meeting.

Broker Non-Votes: For brokerage or other nominee accounts that receive proxy materials from, or on behalf of, both Telkonet and Mr. Kross, all items listed in the notice for the meeting will be considered “non-routine” matters. In that case, if you do not submit any voting instructions to your broker or other nominee, your shares will not be counted in determining the outcome of any of the proposals at the Meeting, nor will your shares be counted for purposes of determining whether a quorum exists.

However, for brokerage or other nominee accounts that receive proxy materials only from Telkonet, the broker or other nominee will be entitled to vote shares held for a beneficial owner only on the ratification of the appointment of BDO USA, LLP, as Telkonet’s independent auditor for the year ending December 31, 2016, without instructions from the beneficial owner of those shares. In this event, a broker or other nominee still will not be entitled to vote shares held for a beneficial owner on non-routine proposals, which include the election of directors (Proposal 1), the approval of the amendment to the Company’s Articles of Incorporation that the Board has the authority to file and implement (Proposal 3), and the approval, on an advisory basis, of the compensation of Telkonet’s named executive officers (Proposal 4). Consequently, if you receive proxy materials only from Telkonet and you do not submit any voting instructions to your broker or other nominee, your broker or other nominee may exercise its discretion to vote your shares on Proposal 2 to ratify the appointment of BDO USA, LLP. If your shares are voted on Proposal 2 as directed by your broker or other nominee, your shares will constitute “broker non-votes” on each of the non-routine proposals and will not be counted in determining the number of shares necessary for approval of the non-routine proposals. If you are a beneficial owner and want your vote to count on the non-routine proposals, it is critical that you instruct your broker or other nominee how to vote your shares.

Q:	Who is paying for this proxy solicitation?
A:	Telkonet will pay for the entire cost of this proxy solicitation, including the printing and filing of this proxy statement, the Annual Report on Form 10-K, the GREEN proxy card and any additional information furnished to stockholders by Telkonet. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the reasonable out-of-pocket expenses they incur to forward proxy materials to beneficial owners.

Q:	What happens if additional matters are presented at the Meeting?
A:	If you grant a proxy on the GREEN proxy card or to the Company over the Internet or by telephone or fax, the persons named as proxy holders, or any other person they may designate, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting. Other than matters and proposals described in this proxy statement, the Company has not received valid notice of any other business to be acted upon at the Meeting.

7

BACKGROUND TO CONTESTED SOLICITATION

On January 22, 2016, Mr. Kross sent a letter to William Davis, Chairman of the Board of Telkonet, indicating that he believed that a different slate of directors would better maximize shareholder value. Upon receipt of Mr. Kross’ letter, the Board met with Telkonet’s CEO and CFO to discuss and evaluate the issues raised in Mr. Kross’ letter and subsequently spoke with Mr. Kross about the issues he raised.

The Board continued to discuss and evaluate the issues raised by Mr. Kross’ letter. On February 12, 2016, a telephone conference took place between the Board and Mr. Kross to further discuss Mr. Kross’ concerns and issues.

On February 18, 2016, the Board sent a letter to Mr. Kross indicating that the Board decided not to include Mr. Kross or his nominee(s) on its slate of directors for the 2016 Annual Meeting of Stockholders.

On February 29, 2016, Mr. Kross filed Additional Definitive Proxy Solicitation Materials Filed by Non-Management on Schedule 14-A with the SEC. This filing stated Mr. Kross’ intention to nominate one or more director nominees in opposition to the slate of director nominees that Telkonet will put forward during the 2016 Annual Meeting of Stockholders. Mr. Kross indicated in his February 29, 2016 filing that he was the sole participant in his solicitation and that he was deemed to be the beneficial owner of 2.9% of the Company’s outstanding shares.

On March 11, 2016, Mr. Kross delivered a Nomination Letter and Notice of Intended Proxy Contest to the Board. This letter stated Mr. Kross’ intention to nominate three director nominees in opposition to the slate of director nominees that Telkonet will put forward during the 2016 Annual Meeting of Stockholders.

8

PROPOSAL No. 1 ELECTION OF DIRECTORS

The first proposal to be voted on at the Meeting is the election of five (5) directors. Upon recommendation of the Board’s independent directors, the Board has nominated all of the current directors for re-election to the Board. Each of the nominees has consented to serve as a nominee, to be named as a nominee in this proxy statement, and to serve as a director if elected. Telkonet’s bylaws establish the number of directors at not less than three (3) members.  Pursuant to the bylaws, the Board may increase or decrease the number of members of the Board. The Board has established the number of directors at five (5). At the Meeting, the shares represented by properly executed proxies, unless otherwise specified, will be voted for the election of the five (5) nominees named in this proxy statement, each to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

The Board’s nominees for election at the Meeting are:

Name	Age	Current Position With Telkonet	Director Since
William H. Davis	58	Chairman of the Board (1) (2) (3)	2010
Tim S. Ledwick	58	Director (1)	2012
Kellogg L. Warner	60	Director (3)	2014
Jeffrey P. Andrews	49	Director (2)	2014
Jason L. Tienor	41	Director; Chief Executive Officer	2009
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Strategic Planning Committee

Biographical and qualification information about each of the nominees is included under “Director Qualifications and Information” below. The Board’s recommendation of its director nominees is based on its carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Telkonet’s strategy and operations, make them the best candidates to serve on the Board. As described below, the Board believes that its nominees have demonstrated notable or significant achievements in business, education or public service; possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of Telkonet’s stockholders.

The Board recommends a vote “FOR” all of the Board’s nominees for director as listed above and on the enclosed GREEN proxy card, and the Board urges you not to submit any proxy card sent to you by, or on behalf of, Mr. Kross.

The Board urges you to vote for the Board’s nominees by using only the enclosed GREEN proxy card or by submitting your proxy over the Internet or by telephone or fax, and not to submit any proxy card sent to you by, or on behalf of, Mr. Kross. If you already have submitted the white proxy card sent to you by, or on behalf of, Mr. Kross, you can revoke that proxy by submitting another proxy over the Internet, by telephone or fax, or by completing, dating, signing and returning the enclosed GREEN proxy card in the postage-paid envelope provided. If you submit a proxy card provided by Mr. Kross to “WITHHOLD” authority to vote your shares with respect to any of Mr. Kross’ nominees, that submission will NOT cause your shares to be counted as a vote “FOR” any of the Board’s nominees. Instead, it will result in the revocation of any previous proxy you may have submitted using the Company’s GREEN proxy card or over the Internet or by telephone or fax. The only way to support your Board’s nominees is to use your GREEN proxy card to vote “FOR” the Board’s nominees or by submitting your proxy over the Internet or by telephone or fax. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the annual meeting as described in this proxy statement.

Directors are elected by a plurality of the votes cast by holders of shares of our common stock, our Series A Preferred Stock and our Series B Preferred Stock, voting together as a single class on an as-converted to common basis, entitled to vote at the Meeting, either in person or by proxy.

Director Qualifications and Information

Set forth below is biographical information, as of April 1, 2016, about the persons who the Board has nominated for election at the Meeting, and the qualifications, experience, and skills the independent directors and the Board considered in determining that each such person should serve as a director.

9

William H. Davis Age: 58 Director Since 2010 Board Committees: • Audit • Compensation • Strategic Planning

Mr. Davis has served as a director of Telkonet since September 2010, and is currently serving as Chairman of the Board. Mr. Davis is Managing Director of Empirical Asset Management and Portfolio Manager of EAM Sustainable Equity, a strategy he launched in 2014. Prior to Empirical Asset Management, Mr. Davis served as President and CEO of Ze-gen, Inc., a venture and private equity backed renewable energy company he founded in 2004. Prior to founding Ze-gen, Mr. Davis’s career in business has included launching numerous companies: Database Marketing Corporation in 1986, Holland Mark in 1997, and Cambridge Brand Analytics in 2003. Mr. Davis has extensive board experience: he is Vice Chair of Impact Infrastructure, LLC and serves on the board of directors of Seven Hills Global Outreach, Boston Harbor Islands National Park and Commonwealth Corporation, where he also serves as Treasurer. He is a founding member of the President’s Council for CERES, an organization that advocates for sustainability leadership. Mr. Davis has taught at Columbia University Center for Environmental Research and Conservation and guest lectured at Harvard College, Harvard Business School, MIT, MIT/Sloan and Boston College. Mr. Davis graduated from Connecticut College. We believe Mr. Davis’s qualifications to sit on our Board include his extensive executive leadership and management experience.

Director Qualifications:

•     Leadership Experience – Managing Director of Empirical Asset Management; CEO of Ze-gen, Inc.; Launched Database Marketing Corporation, Holland Mark, and Cambridge Brand Analytics; Director of Boston Harbor Islands National Park and New Bedford Economic Development Council

•     Industry Experience – CEO of Ze-gen, Inc.; Member of the President’s Council for CERES

Tim S. Ledwick Age: 58 Director Since 2012 Board Committees: • Audit (Chair) • Compensation

Mr. Ledwick has served as a director since April 2012. Mr. Ledwick has over 20 years’ experience as a CFO in both public and private companies. Mr. Ledwick is currently the Chief Financial Officer of Management Health Solutions, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to a variety of companies including a $150 million services firm. Mr. Ledwick currently serves on the Board of Directors at Spherix Incorporated (SPEX), a NASDAQ listed intellectual property company, and is the Chair of both the Audit and Compensation Committees of Sperix Incorporated. Mr. Ledwick is a member of the Connecticut Society of Certified Public Accountants and received his BBA in Accounting from The George Washington University and his MS in Finance from Fairfield University. We believe Mr. Ledwick’s qualifications to sit on our Board include his background in public accounting as well as his financial executive experience.

Director Qualifications:

•     Leadership Experience – EVP CFO and Board of Directors of Dictaphone Corp, Chair of Audit and Compensation Committee of Spherix Incorporated.

•     Finance Experience – CFO of Cityscape Corp, CFO of Cross Media marketing Corp, CFO of Lernout & Hauspie Speech Products, CFO of Dictaphone Corp., CFO of Management Health Solutions

Kellogg L. Warner Age: 60 Director Since 2014 Board Committees: • Strategic Planning (Chair)

Mr. Warner was appointed as a director effective April 1, 2014. Mr. Warner is President of Advanced Microgrid Solutions, a pioneer in the deployment and operations of advanced energy storage technologies in the utility and commercial and industrial markets. He has over 30 years of experience in the energy services and electric and gas utility industry, and 15 years as a chief executive of major energy consulting and service firms. In addition to his management and board responsibilities at Advanced Microgrid Solutions, Mr. Warner leads all project finance activities while helping guide the company’s technical and commercial strategies. As CEO of XENERGY and KEMA Inc., he led or participated in numerous policy, strategy, and business development initiatives that span the value chain of the energy services and utility industry. As Founder and CEO of Deerpath Energy, he pioneered the application of distributed wind technologies at commercial facilities while executing the industry’s first distributed wind power purchase agreement. Mr. Warner has a long-term commitment to sustainable energy solutions. He started his career in the solar industry, and over time became a national expert in the fields of energy efficiency and demand-side management, energy project finance, renewable energy systems, and utility distribution operations.

Director Qualifications:

•     Leadership Experience – President of Advanced Microgrid Solutions; CEO of multiple major energy consulting and service firms; multiple Board positions in the energy industry

•     Industry Experience – President of Advanced Microgrid Solutions; CEO of major energy consulting and service firms; Deerpath Energy, KEMA Inc., XENERGY

10

Jeffrey P. Andrews Age: 49 Director Since 2014 Board Committees: • Compensation (Chair)

Mr. Andrews was appointed as a director effective April 1, 2014. He is currently an executive at HP Hood managing a multi-hundred million dollar manufacturing business. Mr. Andrews has previously held SVP, VP and partner level roles in venture capital, business development and operations. He currently serves on two corporate boards of directors and one non-profit board. Mr. Andrews has served on 11 corporate boards spanning clean technology, networking, communications and software. He chaired the Advisory Board to the National Institute of Standards and Technology (NIST) Technology Innovation Program and is a grant reviewer for cleantech innovation programs at the state and federal level. He earned a BS in Physics from Binghamton University, an MS in Electrical Engineering from Virginia Tech and an MBA from Johns Hopkins University. We believe that Mr. Andrews is qualified to serve on our Board because of his extensive experience with technology businesses and clean energy policy.

Director Qualifications:

•     Leadership Experience – Executive leadership team of HP Hood, GSF/KanPak, Atlas Venture; 26 years of experience in senior operational and strategic roles; served on 11 boards of directors

•     Industry Experience – Led Cleantech investment practice at Atlas Venture, Grant Reviewer at Massachusetts Clean Energy Center, board member or executive at 5 Cleantech companies

Jason L. Tienor Age: 41 Director Since 2009 No Board Committees

Mr. Tienor has served as Telkonet’s President and Chief Executive Officer since December 2007, and prior to that served as Chief Operating Officer from August 2007 until December 2007. He was appointed to Telkonet’s Board in September 2010. Mr. Tienor has also served as Chief Executive Officer of EthoStream, LLC, our wholly-owned subsidiary, since March 2007. Mr. Tienor cofounded EthoStream, LLC in 2002 and operated as President and CEO of the company through its acquisition by Telkonet in 2007. Prior to EthoStream, Mr. Tienor also cofounded and operated a technology consulting business specializing in Internet technologies. Mr. Tienor currently acts as a mentor and advisor for numerous organizations and participates in a number of Boards including Gener8tor, WERCBench Labs, Wisconsin Sustainable Business Council and The Commons. Mr. Tienor is recognized as an authority in the Clean Technology space and has appeared numerous times for keynote and interview presentations including the University of Wisconsin Oshkosh Center for Entrepreneurship and Innovation, Bloomberg Television and other television and radio interviews. Mr. Tienor received a Bachelor of Business Administration in both Management Information Systems (MIS) and Marketing from the University of Wisconsin – Oshkosh and a Master of Business Administration from Marquette University. We believe Mr. Tienor’s qualifications to sit on our Board of Directors include: his extensive experience in business and executive management; his extensive credentials in the company’s technology fields; his knowledge as the founder of our wholly-owned subsidiary, EthoStream, LLC; and the leadership he has provided to Telkonet, first as Chief Operating Officer and then as President and Chief Executive Officer.

Director Qualifications:

•     Leadership Experience – CEO and COO of Telkonet, Inc.; CEO, COO, and founder of EthoStream, LLC, founder, partner and leadership roles in multiple technology companies Industry Experience – CEO and COO of Telkonet, Inc.; CEO, COO, and founder of EthoStream, LLC; multiple appointments to technology and energy related roles in numerous organizations including the Wisconsin Sustainable Business Council, WERCBench Labs and the University of Wisconsin Oshkosh Center for Entrepreneurship and Innovation; relationships with the largest franchisor and technology companies in Telkonet’s target markets

Additional Information

Additional information about the Board is listed below under the heading “Information About Our Board of Directors.”

Our Board of Directors does not endorse any of Mr. Kross’ nominees and urges you not to sign or return any proxy card that may be sent to you by Mr. Kross. Voting to “ABSTAIN” with respect to any of Mr. Kross’ nominees on his white proxy card is not the same as voting for the Board of Directors’ nominees because a vote to “ABSTAIN” with respect to any of Mr. Kross’ nominees on his white proxy card will revoke any proxy you previously submitted. If you have already voted using the white proxy card provided by Mr. Kross, you have every right to change your vote by voting (including any Internet, telephone, or fax vote) by following the instructions on the GREEN proxy card, or by completing and mailing the enclosed GREEN proxy card in the enclosed pre-paid envelope. Only the latest validly executed proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Meeting by following the instructions under “Can I change my vote or revoke my proxy?”

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE ELECTION OF EACH NOMINEE LISTED ABOVE

11

PROPOSAL No. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP (“BDO”), has served as the Company’s independent public accounting firm since May 2013 and has been retained to do so in 2016. The Board has directed that management submit the selection of BDO for ratification by the stockholders at the Meeting. A representative of BDO is expected to be present at the Meeting and will have an opportunity to make a statement, should the representative desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO as the Company’s independent registered public accounting firm is not required. However, the Board is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain the firm in future years. In such event, the Audit Committee may retain BDO, notwithstanding the fact that the stockholders did not ratify the selection, or select another accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right, in its discretion, to select a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth fees billed, or expected to be billed, to the Company by BDO for the fiscal years ended December 31, 2015 and 2014.

	December 31, 2015	December 31, 2014
Audit Fees (1)	$200,878	$166,981
Audit Related Fees (2)	–	–
Tax Fees (3)	33,075	32,625
All Other Fees	–	–
Total Fees	$233,953	$199,606

(1)	Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, which are not reported under “Audit Fees.”
(3)	Tax fees consist of fees billed for professional services for tax return preparation and filing, compliance, advice and planning. The tax fees relate to federal and state income tax reporting requirements.

Prior to the Company’s engagement of its independent registered public accounting firm, such engagement is approved by the Company’s Audit Committee. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant to the Audit Committee Charter, the independent registered public accounting firm and management are required to report to the Company’s Audit Committee at least quarterly regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All audit fees, audit-related fees, tax fees and other fees incurred by the Company for the year ended December 31, 2015 were approved by the Company’s Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE APPROVAL OF THIS PROPOSAL NO. 2

12

PROPOSAL No. 3 APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION

General

The Board has unanimously approved, and recommended that our stockholders approve, an amendment (the “Certificate of Amendment”) to our Amended and Restated Articles of Incorporation to effect, at the discretion of our Board, a reverse stock split of our common stock at any time prior to our next Annual Meeting of Stockholders, by a ratio of not less than one-for-ten and not more than one-for-fifty, with the specific ratio, timing and terms to be determined by our Board, in its discretion (the “Reverse Stock Split”).

If this proposal is approved by the stockholders, the Board will be granted the discretionary authority to select any whole number ratio between 1-for-10 and 1-for-50, should it decide to proceed with the Reverse Stock Split, and will be authorized to file the Certificate of Amendment and effect the Reverse Stock Split at any time prior to our next Annual Meeting of Stockholders, with the exact exchange ratio, timing and other terms of the Reverse Stock Split to be determined at the sole discretion of the Board. The Board’s decision whether or not (and when) to file the Certificate of Amendment and effect the Reverse Stock Split (and at what whole number ratio to effect the Reverse Stock Split) will also be based on a number of factors, including market conditions, existing and anticipated trading prices of our common stock, strategic planning and goals of the Company, and the listing requirements of a national stock exchange.

Stockholder approval of the Certificate of Amendment is being sought to provide the Board with the flexibility to determine whether or not to effect the Reverse Stock Split and, if so, upon what terms, based upon the best interests of the Company and its stockholders. If the stockholders approve the Certificate of Amendment, the Company reserves the right not to file the Certificate of Amendment and effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders. The form of the Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation is provided in substantially the form attached hereto as Annex A.

If the Board implements the Reverse Stock Split, it will be realized simultaneously for all outstanding common stock and the ratio determined by the Board will be the same for all outstanding common stock. If implemented, the Reverse Stock Split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares as described below under the heading “Information About Certificate of Amendment.” The Certificate of Amendment will not reduce the number of authorized shares of common stock (which will remain at 190,000,000) and will not change the par value of the common stock (which will remain at $0.001 per share).

Required Vote

The affirmative vote of the holders of a majority of the shares of the common stock outstanding on the Record Date will be required to approve the Certificate of Amendment. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal. Shares represented by valid proxies and not revoked will be voted at the Meeting in accordance with the instructions given. If no voting instructions are given, such shares will be voted “FOR” this proposal.

Additional Information

Additional information about the Approval of an Amendment to the Company’s Amended and Restated Articles of Incorporation – Proposal No. 3 is listed under the below heading “Information About Certificate of Amendment (Proposal No. 3).”

Board Recommendation

After careful consideration, the Board has determined that the Certificate of Amendment permitting the Board, in its sole discretion, to effect the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders and recommends that you vote “FOR” the approval of the amendment to the Amended and Restated Articles of Incorporation.

If the Reverse Stock Split is implemented, the stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until they receive a letter of transmittal from our transfer agent.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE APPROVAL OF THIS PROPOSAL NO. 3

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PROPOSAL No. 4 NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission's rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The named executive officers are the Company’s most highly compensated executive officers, which include Jason L. Tienor (President and Chief Executive Officer), Jeffrey J. Sobieski (Chief Technology Officer), and Gerrit J. Reinders (Executive Vice President – Global Sales and Marketing) (together, the “Named Executive Officers”).

Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The section titled "Executive Compensation" of this proxy statement describes in detail our executive compensation programs and the decisions made by the Compensation Committee with respect to the fiscal year ended December 31, 2015. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our shareholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time.

Our Board is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under the section titled "Executive Compensation" of this proxy statement, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal No. 4 overrules any decision by the Company or the Board (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board (or any committee thereof). However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE APPROVAL OF THIS PROPOSAL NO. 4

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INFORMATION ABOUT OUR BOARD OF DIRECTORS

Meetings of the Board and Committees

The Board of Directors held three meetings in 2015. In 2015, each director attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the committees of which such director was a member. The Company has not established a formal policy requiring director attendance at all Board meetings, but the Company expects each director to attend such meetings, absent unusual circumstances. The Company also expects its directors to make an effort to attend the Annual Meeting of Stockholders (which is usually held the same day as a meeting of the Board of Directors). One member of the Board, on the date of the 2015 Annual Meeting of Stockholders’ attended the meeting.

Code of Ethics

The Board has approved, and the Company has adopted, a Code of Ethics that applies to all directors, officers and employees of the Company. This Code of Ethics was included as an exhibit to the Company’s Form 10-KSB filed with the SEC on March 30, 2004.

Director Independence

The Board has determined that Messrs. Davis, Ledwick, Warner and Andrews are “independent” under the listing standards of the NYSE MKT (“NYSE MKT”).

Board Leadership Structure and Role in Risk Oversight

William H. Davis currently serves as Chairman of the Board while Jason L. Tienor serves as our President and Chief Executive Officer. The Board believes this structure is appropriate at this time because it allows the Company to benefit from the unique experience and skills of each of these individuals. Management of risk is the direct responsibility of the Company’s CEO and the senior leadership team. The Board has oversight responsibility, focusing on the adequacy of the Company’s enterprise risk management and risk mitigation processes.

Communications with the Board of Directors

Stockholders can communicate directly with the Board, with any Committee of the Board, or specified directors by writing to: The Board of Directors of Telkonet, Inc., at our principal business address or by calling at 414-223-0473. All communications will be reviewed by management and then forwarded to the appropriate director, directors, committee or to the entire Board of Directors.

Committees of the Board of Directors

The Board has an Audit Committee, a Compensation Committee and a Strategic Planning Committee, but the Board does not presently have a nominating committee because the Board has concluded that a nominating committee is unnecessary due to the nomination procedures in effect as described below.

Director Nominations

Due to our small size, our Board does not maintain a standing nominating committee. Nominees for election as directors are considered and nominated by a majority of our independent directors in accordance with NYSE MKT listing standards. “Independence” for these purposes is determined in accordance with Section 803A of the NYSE MKT Rules. Since the Company does not maintain a standing nominating committee, it has not adopted a formal nominating committee charter.

Our Board is a collection of individuals with a variety of complementary skills derived from their diverse backgrounds and experiences. When considering potential candidates for election to the Board, the independent directors evaluate various criteria, including, but not limited to, each candidate’s business and professional skills, experience serving as management or on the board of directors of companies similar to us, financial literacy and personal integrity in judgment. We do not have a specific policy regarding diversity and we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experiences, knowledge, attributes and abilities that will allow our Board to fulfill its responsibilities.  Candidates for vacant board seats will be considered if they are able to read and understand fundamental financial statements, have no identified conflicts of interest, have not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection and are willing to comply with our Code of Ethics. One or more directors must have the requisite financial expertise to qualify as an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). The independent directors reserve the right to modify these minimum qualifications from time to time.

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The independent directors review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, from time to time without assigning specific weight to particular experiences or qualifications.  In addition, the independent directors consider whether the Board as a whole possesses the right skills and background to address the issues facing our Company at that time. In the case of any candidate for a vacant Board seat, the independent directors will consider whether the candidate meets the applicable independence standards and will evaluate the level of the candidate’s financial expertise. Any new candidates will be interviewed by the independent directors, and the entire Board will approve the final nominations. The Chairman of the Board, acting on behalf of the entire Board, will extend the formal invitation to become a nominee of the Board.

Stockholders may nominate director candidates for consideration by the Board by directing the recommendation in writing to Telkonet, Inc., attention Corporate Secretary, 20800 Swenson Drive, Suite 175, Waukesha, WI 53186 and providing the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Board to evaluate the minimum qualifications described above. The submission must be accompanied by the written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper and in accordance with the Company’s bylaws, the independent directors then will deliberate and make a decision as to whether the candidate will be submitted to the Company’s stockholders for a vote. The Board will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

Audit Committee

The Audit Committee is currently comprised of Messrs. Davis and Ledwick, with Mr. Ledwick serving as Chairman of the Audit Committee. The Company’s Board has determined that each of Messrs. Davis and Ledwick is an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Exchange Act.

The Audit Committee recommends annually to the Board the selection of the independent registered public accounting firm for each fiscal year, confirms and assures their independence and approves the fees and other compensation to be paid to the auditors. The Audit Committee recommends to the Board the advisability of having the independent registered public accounting firm make specified studies and reports as to auditing matters, accounting procedures, tax or other matters. The Audit Committee also reviews, prior to its filing with the SEC, the Company’s Form 10-K and annual report to stockholders. The Audit Committee provides an open avenue of communication among the independent registered public accounting firm, management and the Board. The Audit Committee will review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of any of the Company’s financial statements. The Audit Committee reviews, with the Company’s legal counsel, legal and regulatory matters that may have a significant impact on the Company’s financial statements. The Audit Committee held four meetings in 2015; Messrs. Davis and Ledwick attended all of the meetings.

Compensation Committee

Messrs. Davis and Andrews currently serve on the Company’s Compensation Committee, with Mr. Andrews serving as Chairman of the committee. The Compensation Committee oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and other executive officers. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to Named Executive Officers. The Compensation Committee did not engage a compensation consultant in 2015. The Board of Directors has adopted a Compensation Committee charter. The Compensation Committee held two meetings in 2015.

Strategic Planning Committee

Messrs. Warner and Davis currently serve on the Company’s Strategic Planning Committee, with Mr. Warner serving as Chairman of the committee. The Strategic Planning Committee was implemented to explore a range of options for the Company, including revenue models, channel strategies, channel structures and partnerships. The Strategic Planning Committee will work with management as well as outside advisors as appropriate in forming recommendations to the Board. The Strategic Planning Committee was formed on April 1, 2014. The Board adopted a written charter for the Strategic Planning Committee in 2014, and the Strategic Planning Committee held one meeting in 2015.

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INFORMATION ABOUT CERTIFICATE OF AMENDMENT (PROPOSAL No. 3)

Reasons for the Certificate of Amendment

The primary reason for proposing the Certificate of Amendment is to permit the Board to effect the Reverse Stock Split if the Board determines that the Reverse Stock Split is in the best interests of our Company and our stockholders. A Reverse Stock Split may, among other items discussed below, increase the per share market price of our common stock. Our common stock is currently listed on the OTCQB – The Venture Marketplace (the “OTCQB”) under the symbol “TKOI.” Our Board believes that the Reverse Stock Split would result in a higher per share trading price, which may enable our Company to become listed on a national stock exchange, which we believe could help support and maintain stock liquidity and company recognition for our stockholders and generate greater investor interest in our Company. In order for our common stock to be listed on a national stock exchange, we must comply with the relevant exchange’s minimum bid price requirement if the Reverse Stock Split is implemented. However, even if our Board decides to implement the Reverse Stock Split, there is no assurance that the Reverse Stock Split would result in our meeting the minimum bid price requirement of the relevant exchange and our common stock could be delisted from the exchange due to our failure to comply with the minimum bid price requirement or other relevant exchange listing rules.

Our Board believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were substantially higher. This factor may also limit the willingness of institutions to purchase our stock. Our Board believes that the anticipated higher market price resulting from the Reverse Stock Split, if implemented, could encourage institutional investors and brokerage firms with such policies and practices to invest in our common stock.

Another reason our Board is considering the Reverse Stock Split is to provide the Company with the ability to support its present capital needs and future anticipated growth. As discussed below under the caption “Effect on Authorized but Unissued Shares,” the Reverse Stock Split would have the effect of significantly increasing the number of authorized but unissued shares of common stock. The Board is continually reviewing the Company’s capital needs. Under the Company’s Amended and Restated Articles of Incorporation as of April 18, 2016, 57,733,610 shares of common stock were authorized but unissued and available for issuance, which may not be sufficient to meet our capital needs. The availability of additional shares of common stock would also provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings, mergers or other business combinations, asset acquisitions, stock dividends, stock splits and other corporate purposes. The Reverse Stock Split, if implemented, would permit us to undertake certain of the foregoing actions without the delay and expense associated with holding a special meeting of stockholders to obtain stockholder approval each time such an opportunity arises that would require the issuance of shares of our common stock in excess of the current number of authorized shares. As of the date of this proxy statement, we have no specific plans, arrangements or understandings, whether written or oral, with respect to an increase in shares available for issuance if the Board implements the Reverse Stock Split.

Determination of Ratio

The ratio of the Reverse Stock Split, if effected by the Board, will be a ratio of not less than 1-for-10 and not more than 1-for-50, as determined by the Board. In determining the Reverse Stock Split ratio, our Board will consider numerous factors including:

•	the historical and projected performance of the common stock;
•	the Company’s strategic plans;
•	prevailing market conditions;
•	general economic and other related conditions prevailing in our industry and in the marketplace;
•	the projected impact of the selected Reverse Stock Split ratio on trading liquidity in our common stock and our ability to list our common stock on a national exchange;
•	our capitalization (including the number of shares of common stock issued and outstanding);
•	the prevailing trading price for our common stock and the trading volume level; and
•	potential devaluation of our market capitalization as a result of the Reverse Stock Split.

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The purpose of permitting the Board to determine the ratio of the Reverse Stock Split, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Principal Effects of a Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of a corporation’s outstanding shares of common stock into a proportionately smaller number of shares. For example, if the Board decides to implement a 1-for-10 reverse stock split of common stock, then a stockholder holding 10,000 shares of common stock before the reverse stock split would instead hold 1,000 shares of common stock immediately after the reverse stock split. Each stockholder’s proportionate ownership of outstanding shares of common stock would remain the same, except that stockholders that would otherwise receive fractional shares as a result of a reverse stock split would receive cash payments in lieu of fractional shares. All shares of common stock would remain validly issued, fully paid and non-assessable.

Because no fractional shares would be issued, holders of common stock could be eliminated in the event that a reverse stock split is implemented by our Board. As of April 18, 2016, we had approximately 260 record holders who held fewer than 50 shares of common stock, out of a total of approximately 5,118 record holders. Therefore, we believe that the Reverse Stock Split, if approved and implemented at a ratio of 1-for-50, would reduce the number of record holders of common stock by approximately 260 record holders.

Certain Risks Associated with a Reverse Stock Split

A reverse stock split could result in a significant devaluation of the Company’s market capitalization and the trading price of the common stock.

Although a reverse stock split generally would result in an increase in the market price of a corporation’s stock, we cannot assure you that the Reverse Stock Split, if implemented by the Board, will increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price. Accordingly, the total market capitalization of our common stock after a reverse stock split may be lower than the total market capitalization before a reverse stock split and, in the future, the market price of our common stock following a reverse stock split may not exceed or remain higher than the market price prior to a reverse stock split.

The effect that a reverse stock split may have upon the market price of a corporation’s common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the Reverse Stock Split is implemented by our Board and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

A reverse stock split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The Reverse Stock Split, if implemented by our Board, may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-Reverse Stock Split basis. These “odd lots” may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

A reverse stock split may not generate additional investor interest.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split, if implemented by the Board, will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

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The reduced number of shares of our common stock resulting from a reverse stock split could adversely affect the liquidity of the common stock.

Although the Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Stock Split (if implemented by the Board) and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. In addition, even if the Reverse Stock Split is implemented by our Board and we meet the minimum bid price requirement, our common stock may still be delisted if we are unable to satisfy the other requirements for continued listing of the common stock on the applicable national exchange.

Effect on Authorized but Unissued Shares

A reverse stock split can have the effect of significantly increasing the number of authorized but unissued shares of a corporation’s stock. For example, if the Board implements the Reverse Stock Split, the number of authorized shares of common stock will not be decreased and will remain at 190,000,000. Because the number of outstanding shares will be reduced as a result of the Reverse Stock Split, the number of shares available for issuance will be increased.

Our Board continually evaluates the Company’s capital needs. We may issue shares pursuant to an equity financing transaction to acquire other companies or assets, or engage in business combination transactions. As of the date of this proxy statement, we have no specific plans, arrangements or understandings, whether written or oral, with respect to an increase in shares available for issuance if the Board implements the Reverse Stock Split.

Anti-Takeover and Dilutive Effects

The purpose of maintaining our authorized common stock at 190,000,000 shares if our Board implements the Reverse Stock Split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of the Company. Shares of common stock that are authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of the Company or make such actions more expensive and less desirable. If our Board effects the Reverse Stock Split, our Board would have more authorized shares to issue without delay or further action by the stockholders except as may be required by applicable law or the applicable exchange requirements. Our Board does not intend to use the authorized but unissued common stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of our common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of our common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Effect on Fractional Stockholders

If our Board implements the Reverse Stock Split, no fractional shares of common stock will be issued. If, as a result of the Reverse Stock Split, a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on the OTCQB on the trading day immediately preceding the effective time of the Reverse Stock Split (as adjusted to give effect to the Reverse Stock Split), without interest. The ownership of a fractional interest will not give the holder of the fractional interest any voting, dividend or other right except to receive the cash payment for the fractional interest. For example, if a person holds 59 shares of a corporation’s stock and the closing price per share is $1.00 on the day immediately preceding a 1-for-10 reverse stock split; then, following the execution of the reverse stock split, the person would hold 5 shares of stock and receive a cash payment of $9.00.

If a stockholder is entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the Reverse Stock Split. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

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Effect on Beneficial Stockholders

If you hold shares of our common stock in “street name” through an intermediary, we will treat your common stock in the same manner as stockholders whose shares are registered in their own names. If implemented by the Board, intermediaries will be instructed to effect the Reverse Stock Split for their customers holding our common stock in street name. However, these intermediaries may have different procedures for processing a reverse stock split. If the Board implements the Reverse Stock Split and you hold shares of our common stock in street name, we encourage you to contact your intermediaries.

Registered “Book-Entry” Holders of Common Stock

If the Board implements the Reverse Stock Split and you hold shares of our common stock electronically in book-entry form with our transfer agent, you do not currently have, and will not be issued, stock certificates evidencing your ownership after the Reverse Stock Split. You do not need to take action to receive post-Reverse Stock Split shares. If you are entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to you indicating the number of shares of common stock held following the Reverse Stock Split.

If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under the section titled “Effect on Fractional Stockholders.”

Effect on Registered Stockholders Holding Certificates

If the Reverse Stock Split is implemented, our transfer agent will mail transmittal letters to each stockholder holding shares of our common stock in certificated form. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his or her Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of our common stock that they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.

If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under the section titled “Effect on Fractional Stockholders.”

Effect on Outstanding Options and Warrants

If the Reverse Stock Split is implemented, all outstanding options, warrants and future or contingent rights to acquire our common stock will be adjusted to reflect the Reverse Stock Split. With respect to all outstanding options and warrants to purchase our common stock, the number of shares of common stock that such holders may purchase upon exercise of such options or warrants will decrease, and the exercise prices of such options or warrants will increase, in proportion to the fraction by which the number of shares of common stock underlying such options and warrants are reduced as a result of the Reverse Stock Split. Also, the number of shares of common stock reserved for issuance under our existing stock option and equity incentive plans would be reduced proportionally based on the ratio of the Reverse Stock Split.

Procedure for Effecting the Reverse Stock Split, if Implemented by the Board

If our stockholders approve this proposal, and the Board elects to effect the Reverse Stock Split prior to the next Annual Meeting of Stockholders, we will effect the Reverse Stock Split by filing the Certificate of Amendment (as completed to reflect the reverse stock split ratio as determined by the Board, in its sole discretion, within the range of not less than 1-for-10 and not more than 1-for-50) with the Secretary of State of the State of Utah. The Reverse Stock Split will become effective, and the combination of, and reduction in, the number of our outstanding shares as a result of the Reverse Stock Split will occur automatically, at the time of the filing of the Certificate of Amendment (referred to as the “effective time”), without any action on the part of our stockholders and without regard to the date that stock certificates representing any certificated shares prior to the Reverse Stock Split are physically surrendered for new stock certificates. Beginning at the effective time, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Utah and as the Board deems necessary and advisable to effect the Reverse Stock Split.

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Approval of this proposal does not obligate the Board to proceed with the Reverse Stock Split, though it may do so in its sole discretion if it determines that the Reverse Stock Split is in the best interests of the Company and its stockholders. By voting in favor of the Reverse Stock Split, you are expressly authorizing the Board to implement, delay (until the next Annual Meeting of Stockholders) or abandon the Reverse Stock Split, in the Board’s discretion. If the Certificate of Amendment has not been filed with the Secretary of State of the State of Utah by the close of business on the day prior to the next Annual Meeting of Stockholders, the Board will be deemed to have abandoned the Reverse Stock Split.

If the Reverse Stock Split is implemented, the stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until they receive a letter of transmittal from our transfer agent.

Certain Material U.S. Federal Income Tax Consequences if the Reverse Stock Split is Implemented by the Board

The following is a summary of important tax considerations if the Reverse Stock Split is implemented by the Board. It addresses only stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

A stockholder generally will not recognize gain or loss on a reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest. The aggregate tax basis of post-reverse stock split shares received will be equal to the aggregate tax basis of pre-reverse stock split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of post-reverse stock split shares received will include the holding period of pre-reverse stock split shares exchanged.

A holder of pre-reverse stock split shares who receives cash will generally be treated as having exchanged a fractional share interest for cash in a redemption by the Company. The amount of any gain or loss will be equal to the difference between the portion of the tax basis of pre-reverse stock split shares allocated to the fractional share interest and the cash received.

The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of a reverse stock split.

Accounting Matters

If the Reverse Stock Split is implemented by the Board, in its sole discretion, the par value of our common stock will remain, unchanged, at $0.001 per share. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 18, 2016, the number of shares of the Company’s common stock and Series A convertible, redeemable preferred stock beneficially owned by each director and Named Executive Officer of the Company, by all directors and executive officers as a group, and by each person known by the Company to own beneficially more than five percent (5.0%) of the Company’s outstanding common stock and Series A convertible, redeemable preferred stock.

	Common Stock		Series A Preferred Stock
Name and Address (1)	Number of Shares (2)	Percentage of Class	Number of Shares	Percentage of Class	Percentage of Voting Securities
Directors and Executive Officers
Jason L. Tienor, President, Chief Executive Officer and Director	1,819,097	1.4%	4	2.2%	*(3)
Jeffrey J. Sobieski, Chief Technology Officer	1,463,269	1.1	4	2.2	*(4)
Gerrit J. Reinders, Executive V.P. Global Sales and Marketing	343,029	*	0	0	*(5)
William H. Davis, Chairman	1,502,621	1.1	0	0	*(6)
Tim S. Ledwick, Director	206,887	*	0	0	*(7)
Kellogg L. Warner, Director	98,098	*	0	0	*(8)
Jeffrey P. Andrews, Director	35,000	*	0	0	*(9)

All Directors and Executive Officers as a group (nine persons)	5,643,327	4.3%	8	4.4%	4.3%

*	Less than one percent (1%)

(1)	Unless otherwise indicated, the address of each named holder is in care of Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, Wisconsin 53186.
(2)	According to SEC rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares which the individual or entity has the right to acquire within 60 days of the date of this table through the exercise of any stock option or other right.
(3)	Includes 1,251,114 shares of our common stock, options exercisable within 60 days to purchase 155,556, 227,027 and 100,000 shares of our common stock at $0.18, $0.185 and $0.14 per share, respectively, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.
(4)	Includes 1,055,279 shares of our common stock, options exercisable within 60 days to purchase 110,833, 161,757 and 50,000 shares of our common stock at $0.18, $0.185 and $0.14 per share, respectively, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.
(5)	Includes 255,529 shares of our common stock, options exercisable within 60 days to purchase 87,500 shares of our common stock at $0.18.
(6)	Includes 1,437,621 shares of our common stock and options exercisable within 60 days to purchase 65,000 shares of our common stock at $0.187 per share.
(7)	Includes 141,887 shares of our common stock and options exercisable within 60 days to purchase 65,000 shares of our common stock at $0.187 per share.
(8)	Includes 63,098 shares of our common stock and options exercisable within 60 days to purchase 35,000 shares of our common stock at $0.19 per share.
(9)	Includes options exercisable within 60 days to purchase 35,000 shares of our common stock at $0.19 per share.

22

DIRECTOR COMPENSATION

Non-Employee Director Compensation Philosophy

Our non-employee director compensation philosophy is based on the following guiding principles:

•	Aligning the long-term interests of stockholders and directors; and

•	Compensating directors appropriately and adequately for their time, effort, and experience.

We reimburse non-management directors for costs and expenses in connection with their attendance and participation at Board meetings and for other travel expenses incurred on our behalf. The Chairman of the Board is compensated at a rate of $5,000 per month, Committee Chairs are compensated at a rate of $4,000 per month and directors are compensated at $3,000 per month. Compensation is capped at the highest level of service provided, i.e. a director who is also a committee chair will receive a maximum of $4,000. On the first day of their appointment, each director receives a one-time grant of an option to purchase 100,000 shares of our common stock. The strike price will be the closing price of our common stock on the grant date. If the grant date falls on a non-trading day, the grant date will default to the next trading day. These stock options will vest quarterly over five years.

Non-Employee Director Compensation for Year Ended December 31, 2015

The following table summarizes all compensation paid to our directors who were members of the Board during the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
William H. Davis	$60,000	$0	$0	$0	$0	$7,184	(2)	$67,184
Tim S. Ledwick	48,000	0	0	0	0	0		48,000
Kellogg L. Warner	48,000	0	0	0	0	0		48,000
Jeffrey P. Andrews	48,000	0	0	0	0	0		48,000

(1)	Compensation earned by non-employee directors for services rendered during 2015, paid in cash.
(2)

Other compensation includes $7,184 paid to Mr. Davis in consideration of the assumption of the indemnification obligations pursuant to the General Indemnity Agreement dated July 17, 2014. For more information, see “Indemnification Agreements” below.

23

EXECUTIVE COMPENSATION

Overview of Our Executive Compensation Philosophy

We believe that a skilled, experienced and dedicated executive team is essential to the future performance of our Company and to building stockholder value. We have sought to establish a competitive compensation program that enables us to attract and retain executive officers with these qualities. The goal of our compensation package is to motivate our executive officers to achieve strong financial performance, particularly increased revenues and profitability. We use a salary and a performance incentive compensation program that includes cash and equity-based compensation. We believe this aligns the interests of our executives with those of our stockholders.

The following table sets forth certain information with respect to compensation for services in all capacities for the years ended December 31, 2015 and 2014 to our Named Executive Officers who were serving as such as of December 31, 2015.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (1)	All Other Compensation ($)(2)	Total ($)
Jason L. Tienor	2015	$218,215	$0	$0	$10,600	$26,161	$254,976
President and Chief Executive Officer	2014	$206,000	$0	$0	$0	$39,976	$245,976

Jeffrey J. Sobieski	2015	$207,294	$0	$0	$7,538	$17,028	$231,860
Chief Technology Officer	2014	$195,700	$0	$0	$0	$16,564	$212,264

Gerrit J. Reinders	2015	$163,651	$0	$0	$5,962	$6,546	$176,159
EVP- Global Sales and Marketing	2014	$154,500	$0	$0	$0	$6,180	$160,680

___________________

(1)	These awards were made in connection with the Company’s Senior Management Annual Incentive Compensation Program, described in further detail below.
(2)	All Other Compensation represents a monthly car allowance paid to Messrs. Tienor and Sobieski of $8,400 for each year. Amounts also include employer matching contributions with respect to each individual’s 401(k) salary deferrals of $8,849, $8,628, and $6,546 in 2015 and $8,576, $8,164 and $6,180 in 2014 for Messrs. Tienor, Sobieski, and Reinders. In connection with a customer contract that required bonding, Mr. Tienor signed a General Indemnity Agreements dated July 17, 2014, pledging personal property on behalf of the Company. Other compensation includes $8,912 and $23,000 paid to Mr. Tienor in 2015 and 2014, respectively, in consideration of the assumption of the indemnification obligations pursuant to the General Indemnity Agreement.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. The salary for each Named Executive Officer is typically set at the time the individual is hired based on the aforementioned factors and the negotiation process between the Company and the Named Executive Officer.  Changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.

Senior Management Annual Incentive Compensation Program

In an effort to align the compensation of the Company’s executive officers with the Company’s performance, the Compensation Committee has adopted a Senior Management Annual Incentive Compensation Program (the “Incentive Compensation Program”) pursuant to which certain executive officers, including the Named Executive Officers, are eligible to receive cash awards and stock options grants based on the Company’s performance relative to quantitative performance criteria established by the Compensation Committee. The Compensation Committee initially adopted the Incentive Compensation Program and began the process of setting the performance criteria pursuant to which such awards could be earned in 2011, and a similar program was in place again in 2015, 2013, and 2012. No Incentive Compensation Program was in place in 2014. While the performance criteria under the Incentive Compensation Program established in 2015 was based on quantitative objectives related to the Company’s 2015 performance, the Compensation Committee and the Board did not make final decisions on each executive officer’s award amount, ratio of award opportunity allocated to each objective and award mix and other terms of the potential awards under the Incentive Compensation Program until April of 2016. There were no awards earned in 2014. The awards paid in 2016 under the Incentive Compensation Program for 2015 were made in recognition of the achievement of goals relating to revenue and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) expansion and increases in sales pipeline efficiency in 2015, and the cash portions of such awards were reflected in the Non-Equity Incentive Plan Compensation column for 2015.

The awards paid in 2016 with respect to 2015 performance were paid in cash.

24

Retirement, Health and Welfare Benefits

We offer a variety of health and welfare and retirement programs to all eligible employees. The Named Executive Officers generally are eligible for the same benefit programs on the same basis as all the broad-based employees. Our health and welfare programs include medical, dental, vision, life, accidental death and disability, and short and long-term disability insurance. In addition to the foregoing, the Named Executive Officers are eligible to participate in the Company’s 401(k) Retirement Savings Plan.

401(k) Retirement Savings Plan

We maintain a tax-deferred savings plan for employees (the “Telkonet 401(k)”) that is administered by a committee of trustees appointed by the Company. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Contributions by employees under the Telkonet 401(k) are immediately vested and each employee is eligible for distributions upon retirement, death or disability or termination of employment. Depending upon the circumstances, these payments may be made in installments or in a single lump sum.

Beginning in January 2012, the Company implemented a 401(k) employer match of one hundred percent (100%) of employee salary deferrals, not to exceed four percent (4%) of eligible compensation. Matches immediately vest and coincide with each payroll deferral period.

Employment Agreements

Jason L. Tienor, President and Chief Executive Officer, is employed pursuant to an employment agreement, dated May 1, 2015. Mr. Tienor’s employment agreement is for a term expiring on May 1, 2016, is renewable at the agreement of the parties and provides for a base salary of at least $206,000 per year.

Jeffrey J. Sobieski, Chief Technology Officer, is employed pursuant to an employment agreement, dated May 1, 2015. Mr. Sobieski’s employment agreement is for a term expiring on May 1, 2016, is renewable at the agreement of the parties and provides for a base salary of at least $195,700 per year.

F. John Stark III, Chief Financial Officer, is employed pursuant to an employment agreement, dated November 14, 2015. Mr. Stark’s employment agreement is for a term expiring on December 31, 2016, is renewable at the agreement of the parties and provides for a base salary of at least $175,000 per year.

Gerrit J. Reinders, Executive Vice President-Global Sales and Marketing, is employed pursuant to an employment agreement, dated May 1, 2015. Mr. Reinders’ employment agreement is for a term expiring on May 1, 2016, is renewable at the agreement of the parties and provides for a base salary of at least $154,500 per year.

Each of the Named Executive Officers is also entitled under his employment agreement to bonuses and benefits consistent with the Company’s internal policies and based on participation in the Company’s incentive and benefit plans. Stock options or other awards may be periodically granted to employees under our non-equity incentive plan at the discretion of the Compensation Committee. Executives of the Company are eligible to receive stock option grants, based upon individual performance and the performance of the Company as a whole.

Each Named Executive Officer’s employment agreement contains provisions describing the executive officer’s compensation in the event the executive officer’s employment with the Company is terminated. If an executive officer’s employment agreement is terminated by the mutual consent of the Company and the executive officer, or if the Company terminates the executive officer’s employment for any reason other than for “cause,” as described below, or fails to renew the executive officer’s employment agreement upon the expiration of its term, the executive officer will be entitled to receive an amount equal to his base salary for six months following the termination, and the Company will pay the executive officer’s health insurance premiums for the same period. If an executive officer terminates his employment with the Company for “good reason,” as described below, he will be entitled to continue to receive his base salary and to participate in each employee benefit plan in which he participated immediately prior to the termination date until (i) the expiration of the term of his employment agreement or (ii) for a period of six months, whichever is longer. If cause exists for termination, the executive officer will be entitled to no further compensation, except for accrued leave and vacation and except as may be required by applicable law.

25

Under each of the employment agreements, “cause” is generally defined as the occurrence of any of the following: (i) theft, fraud, embezzlement or any other act of intentional dishonesty by the executive officer; (ii) any material breach by the executive officer of any provision of his employment agreement that is not cured within fourteen days after written notification by the Company; (iii) any habitual neglect of duty or misconduct of the executive officer in discharging any of his duties and responsibilities under his employment agreement after a written demand for performance was delivered to the executive officer; (iv) commission by the executive officer of a felony or any offense involving moral turpitude; or (v) any default of an executive officer’s obligations under his employment agreement, or any failure or refusal of the executive officer to comply with the Company’s policies, rules and regulations that is not cured within fourteen days after written notification by the Company. “Good reason” is defined as the occurrence of any of the following: (i) any material adverse reduction in the scope of the executive officer’s authority or responsibilities; (ii) any reduction in the amount of the executive officer’s compensation or participation in any employee benefits; or (iii) the executive officer’s principal place of employment is actually or constructively moved to any office or other location seventy-five miles or more outside of Milwaukee, Wisconsin.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2015 for the Named Executive Officers.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date (5)
Jason L. Tienor	08/10/2007	100,000	(1)	–	–	0.14	8/10/2017
	04/01/2012	227,027	(3)	–	–	0.185	4/01/2022
	04/18/2013	155,556	(4)	–	–	0.18	4/18/2023
Jeffrey J. Sobieski	02/19/2008	50,000	(2)	–	–	0.14	2/19/2018
	04/01/2012	161,757	(3)	–	–	0.185	4/01/2022
	04/18/2013	110,833	(4)	–	–	0.18	4/18/2023
Gerrit J. Reinders	04/18/2013	87,500	(4)	–	–	0.18	4/18/2023

_____________________

(1)	Options were granted on August 10, 2007 and vested ratably on a quarterly basis over a five year period.
(2)	Options were granted on February 19, 2008 and vested ratably on a quarterly basis over a five year period.
(3)	Options were granted on April 1, 2012 and are fully vested.
(4)	Options were granted on April 18, 2013 and are fully vested.
(5)	All options granted have a term of ten years.

Option Exercises and Vesting of Stock Awards

There were no options exercised by, or stock awards vested for the account of, the Named Executive Officers during 2015.

26

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Description of Related Party Transactions

From time to time, the Company may receive advances from certain of its officers in the form of salary deferment and cash advances to meet short term working capital needs. These advances may not have formal repayment terms or arrangements.  As of December 31, 2015 and 2014 there were no such arrangements.

Indemnification Agreements

On March 31, 2010, the Company entered into Indemnification Agreements with director William H. Davis, and executives Jason L. Tienor, President and Chief Executive Officer, and Jeffrey J. Sobieski, then Chief Operating Officer. On November 3, 2010, the Company entered into an Indemnification Agreement with Matthew P. Koch, then Vice President of Operations. On March 1, 2011, the Company entered into an Indemnification Agreement with Gerrit Reinders, Executive V.P. of Global Sales and Marketing. On April 24, 2012, the Company entered into an Indemnification Agreement with director Timothy S. Ledwick. On April 1, 2014, the Company entered into Indemnification Agreements with directors Kellogg L. Warner and Jeffrey P. Andrews. On November 14, 2015, the Company entered into an Indemnification Agreement with F. John Stark III, Chief Financial Officer.

The Indemnification Agreements provide that the Company will indemnify the Company's officers and directors, to the fullest extent permitted by law, relating to, resulting from or arising out of any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation by reason of the fact that such officer or director (i) is or was a director, officer, employee or agent of the Company or (ii) is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Indemnification Agreements provide that the Company will make an advance payment of expenses to any officer or director who has entered into an Indemnification Agreement, in order to cover a claim relating to any fact or occurrence arising from or relating to events or occurrences specified in the Indemnification Agreements, subject to receipt of an undertaking by or on behalf of such officer or director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized under the Indemnification Agreements.

In connection with a customer contract that required bonding, William H. Davis, the Company’s Board Chairman and Jason L. Tienor, the Company’s President and Chief Executive Officer, each signed a General Indemnity Agreement dated July 5, 2013 and July 8, 2013, respectively, pledging certain personal property on behalf of the Company. The General Indemnity Agreement indemnifies the surety company for certain losses incurred by the surety company for the benefit of the Company. As consideration for the assumption of the indemnification obligations by Messrs. Davis and Tienor, the Company agreed to compensate each in the amount of $29,000, grossed up to accommodate their 2013 and 2014 federal income tax liability associated with the payments. On July 17, 2014, Messrs. Davis and Tienor each signed a General Indemnity Agreement pledging personal property on behalf of the Company for another customer contract that required bonding. The Company agreed to compensate each in the amount of $9,000, grossed up to accommodate their 2014 federal income tax liability associated with the payments. On May 18 and June 4, 2015, Messrs. Davis and Tienor each signed a General Indemnity Agreement pledging personal property on behalf of the Company for another customer contract that required bonding. The Company agreed to compensate each in the amount of $3,000, grossed up to accommodate their 2015 federal income tax liability associated with the payments. On July 15 and July 17, 2015, Messrs. Davis and Tienor each signed a General Indemnity Agreement pledging personal property on behalf of the Company for another customer contract that required bonding. The Company agreed to compensate each in the amount of $2,000, grossed up to accommodate their 2015 federal income tax liability associated with the payments. The amounts paid to Messrs. Davis and Tienor in 2015 and 2014 were $7,184 and $20,490 and $8,912 and $23,000, respectively.

Company’s Policies on Related Party Transactions

Under the Company’s policies and procedures, related party transactions that must be publicly disclosed under the federal securities laws require prior approval of the Company’s independent directors without the participation of any director who may have a direct or indirect interest in the transaction in question. The Company’s independent directors will approve only those related party transactions that they determine to be in the best interests of the Company and its stockholders. Related parties include directors, nominees for director, principal stockholders, executive officers and members of their immediate families. For purposes of related party transactions, a “transaction” includes all financial transactions, arrangements or relationships, ranging from extending credit to the provision of goods and services for value and includes any transaction with a company in which a director, executive officer, immediate family member of a director or executive officer, or principal shareholder (that is, any person who beneficially owns five percent or more of any class of the Company’s voting securities) has an interest by virtue of a ten-percent-or-greater equity interest. The Company’s policies and procedures regarding related party transactions are not a part of a formal written policy, but rather, represent the Company’s historical course of practice with respect to approval of related party transactions.

27

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following report shall not be deemed to be incorporated by reference into any such filings. In addition, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC.

The Audit Committee for the year ended December 31, 2015, whose members are identified below, has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2015 with the Company’s management and has discussed the matters required to be discussed by Auditing Standard (“AS”) 16, Communications with Audit Committees, (as promulgated by the Public Company Accounting Oversight Board) with the Company’s independent registered public accounting firm. The Audit Committee has also received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence. Based upon its review of the foregoing materials and its discussions with the Company’s management and independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. The Audit Committee also considered whether the provision of other non-audit services by the independent auditor to the Company is compatible with maintaining the independence of the independent auditor and concluded that the independence of the independent auditor is not compromised by the provision of such services.

The Audit Committee has a written charter which was adopted by the Board of Directors on October 3, 2003 and ratified at the 2004 Annual Meeting of Stockholders. The Audit Committee has established procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of any concerns regarding questionable accounting or auditing matters.

By the Audit Committee.

Tim S. Ledwick

William H. Davis

28

ADDITIONAL INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and certain of our officers to file reports of holdings and transactions in shares of Telkonet common stock with the SEC. Based on our records and other information, we believe that in 2015 our directors and our officers who are subject to Section 16 met all applicable filing requirements.

OTHER MATTERS

The Board of Directors does not know of any other matter that may be brought before the Meeting. However, if any such other matters are properly brought before the Meeting or any adjournment of the Meeting, the proxies may use their own judgment to determine how to vote your shares.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report on Form 10-K may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, (414) 223-0473. If you want to receive separate copies of the annual report on Form 10-K and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

Stockholders may submit written proposals to be considered for stockholder action at the Company’s 2017 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by December 31, 2016 and must otherwise comply with applicable SEC regulations and the Company’s bylaws. Stockholder proposals should be addressed to the Company at 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary. In addition, if a stockholder intends to present a proposal at the Company’s 2017 Annual Meeting of Stockholders without the inclusion of the proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before March 15, 2017, proxies solicited by the Board for the 2017 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal if presented at the Meeting. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Brokers and other persons holding the Company’s common stock in their names, or in the names of a nominee, will be requested to forward this proxy statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.

By order of the Board of Directors,

/s/ JASON L. TIENOR
Jason L. Tienor Chief Executive Officer

Dated: April 29, 2016

29

Annex A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
TELKONET, INC.

Telkonet, Inc., a corporation organized and existing under the laws of the State of Utah (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Telkonet, Inc.

2. Article III, of the Amended and Restated Articles of Incorporation of the Corporation shall be amended to add, as a new paragraph immediately following the second paragraph of Article III and immediately preceding Section A. “Common Stock” of Article III, the following:

Effective as of 5:00 p.m. EST on ___________, 20____, (the “Effective Time”), each __________ (____) shares of the Common Stock issued and outstanding or held in the treasury (if any) immediately prior to the Effective Time shall be automatically reclassified and combined, without further action, into one (1) validly issued, fully paid and non-assessable share of Common Stock with a par value of $0.001 per share (the “Reverse Stock Split”), subject to the treatment of fractional share interests as described below. There shall be no fractional shares issued in connection with the Reverse Stock Split. Each holder of record of Common Stock immediately prior to the Effective Time who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment (without interest) in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported on the OTCQB, on the last trading day prior to the Effective Time. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined pursuant to the Reverse Stock Split, subject to the treatment of fractional shares as described above.

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the Utah Revised Business Corporation Act.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this day of __________ , 201__.

TELKONET, INC. By: Name: Title:

30

TELKONET, INC.

ANNUAL MEETING OF STOCKHOLDERS – JUNE 27, 2016 AT 1:00 PM LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned, being a stockholder of Telkonet, Inc. ("Telkonet"), hereby authorizes Jason L. Tienor and F. John Stark III, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders (the "Meeting") of Telkonet to be held at Telkonet, Inc., 20800 Swenson Dr. Suite 175, Waukesha, WI 53186 on June 27, 2016, at 1:00 p.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the Meeting and upon such other matters as may properly come before the Meeting. This proxy may be revoked at any time before it is exercised.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote your proxy by Internet, fax, or telephone, you do NOT need to mail back your **GREEN** proxy card

Your Internet, fax, or telephone vote authorizes the above named proxies to vote your shares in the same manner as if you marked, signed and returned your **GREEN** proxy card

MAIL:	Please mark, sign, date, and return this **GREEN** Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this **GREEN** Proxy Card and Fax to **202-521-3464**.
INTERNET:	Have this **GREEN** Proxy Card in hand and follow the instructions at https://www.iproxydirect.com/TKOI

If submitting a proxy by mail, please sign and date the **GREEN** proxy card and fold and detach card before mailing.

ANNUAL MEETING OF THE STOCKHOLDERS OF TELKONET, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	The Board of Directors recommends you vote FOR the following:	à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	William H. Davis				☐
	Jason L. Tienor				☐	Control ID:
	Tim S. Ledwick				☐	REQUEST ID:
	Kellogg L. Warner				☐
	Jeffrey P. Andrews				☐
Proposal 2	The Board of Directors recommends you vote FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.	à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	To approve an amendment to our Amended and Restated Articles of Incorporation to effect, at the discretion of our Board of Directors, a reverse stock split of our common stock, par value $0.001 per share, at any time prior to next year’s Annual Meeting of Stockholders by a ratio of not less than 1-for-10 and not more than 1-for-50, with the specific ratio, timing and terms to be determined by our Board of Directors. The amendment will not be implemented unless the Board of Directors determines that to do so is in the best interests of the Company and its stockholders.		☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
	To provide a non-binding advisory approval of the compensation of our named executive officers.		☐	☐	☐

Proposal 5
To transact such other business as may properly come before the Meeting.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

Shares of common stock, Series A Preferred Stock and Series B Preferred Stock of Telkonet will be voted as specified. If no specification is made, shares will be voted FOR each of the nominees for director listed on the reverse side, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and IN ACCORDANCE WITH THE DISCRETION OF MANAGEMENT as to any other matter which may properly come before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2016 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2016

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)